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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                 TERADYNE, INC.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)



      Date of Report (Date of earliest event reported):   October 18, 2001


    Massachusetts                  001-06462                    04-2272148
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  (State or other                 (Commission                  (IRS Employer
  jurisdiction of                 File Number)               Identification No.)
   incorporation)


         321 Harrison Avenue, Boston, Massachusetts                  02118
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         (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code  (617) 482-2700
                                                    --------------



         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

     On October 18, 2001, Teradyne, Inc. (the "Company") issued a press release regarding its intent to offer Convertible Senior Notes due 2006 in a private placement. The Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by this reference.

     On October 19, 2001, the Company issued a press release regarding the pricing terms of its offering of Convertible Senior Notes due 2006. The Company's press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS.

            EXHIBIT NO.                       EXHIBIT
            ----------                        -------

               99.1             Press Release, dated October 18, 2001.

               99.2             Press Release, dated October 19, 2001.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         TERADYNE, INC.


Dated:  October 19, 2001                 By: /s/ George W. Chamillard
                                            ------------------------------------
                                            Name:  George W. Chamillard
                                            Title: Chief Executive Officer and
                                                   President




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EXHIBIT INDEX

               EXHIBIT NO.                       EXHIBIT
               ----------                        -------

                  99.1            Press Release, dated October 18, 2001.

                  99.2            Press Release, dated October 19, 2001.




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